UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) July 31, 2007
NEWBRIDGE BANCORP
(Exact Name of Registrant as Specified in Charter)

North Carolina	000-11448	56-1348147
State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

1501 Highwoods Boulevard, Suite 400,	27410
Greensboro North Carolina
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code (336) 369-0900
LSB BANCSHARES, INC.
One LSB Plaza, Lexington, North Carolina
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS
On July 31, 2007, pursuant to the terms of the Agreement and Plan of Merger, dated as of February 26, 2007 (the “Merger Agreement”), by and between LSB Bancshares, Inc. (“LSB”) and FNB Financial Services Corporation (“FNB”) completed the merger (the “Merger”) in which FNB merged with and into LSB, with LSB as the surviving corporation.
Pursuant to the Merger Agreement, each share of FNB common stock outstanding at the effective time of the Merger was converted into the right to receive 1.07 shares of LSB common stock. LSB will deliver approximately $101 million in LSB common stock to FNB shareholders, based on 7,059,823 shares of FNB common stock outstanding as of June 7, 2007 and the closing price of LSB common stock on July 30, 2007.
Also pursuant to the Merger Agreement, LSB's name was changed to NewBridge Bancorp, effective July 31,2007.
This description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is referenced in Exhibit 2.1 to this report and is incorporated herein by reference. A copy of the press release announcing the completion of the Merger is attached as Exhibit 99.1 to this report and is incorporated herein by reference.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.
(a) Financial statements of businesses acquired.
The financial statements required by this item will be filed by amendment to this Current Report on Form 8-K no later than 71 days after the date on which this Current Report on Form 8-K is required to be filed.
(b) Pro forma financial information
The pro forma financial information required by this item will be filed by amendment to this Current Report on Form 8-K no later than 71 days after the date on which this Current Report on Form 8-K is required to be filed.
(d) Exhibits
The following exhibits are filed herewith:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

2.1	Agreement and Plan of Merger, dated as of February 26, 2007 by and between LSB Bancshares, Inc. and FNB Financial Services Corporation (incorporated by reference to LSB’s Current Report on Form 8-K filed on February 27, 2007).

9.1	Press Release dated August 1, 2007.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEWBRIDGE BANCORP

Dated: August 1, 2007	By:	/s/ Robert F. Lowe

Robert F. Lowe, Chairman, President and Chief Executive Officer
EXHIBIT INDEX
2.1	Agreement and Plan of Merger, dated as of February 26, 2007 by and between LSB Bancshares, Inc. and FNB Financial Services Corporation (incorporated by reference to LSB’s Current Report on Form 8-K filed on February 27, 2007.

9.1	Press Release dated August 1, 2007.